UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2020

EMERGENT CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Florida	001-35064	30-0663473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	5355 Town Center Road, Suite 701 Boca Raton, Florida	33486
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (561) 995-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2020, Emergent Capital, Inc. (“Emergent” or the “Company”), granted a bonus to Patrick J. Curry, the Company’s Chief Executive Officer (the “Bonus”), in recognition of his past and ongoing work for the Company. The Bonus consists of: (i) $400,000 in cash, payable promptly after the grant, and 1,000,000 shares of restricted common stock of Emergent, vesting in thirds upon the first three anniversaries of the grant date, (ii) up to $300,000 in cash, as determined by the Compensation Committee (the “Compensation Committee”) of Emergent’s Board of Directors (the “Board”), payable upon the consummation of the Company’s contemplated restructuring (the “Restructuring”), and (iii) up to $300,000 in cash, as determined by the Compensation Committee, if the Company effects the Restructuring at least $600,000 under the budget for such Restructuring that is approved by the Board within 45 days of the date hereof, measured as of 30 days after the date of the Restructuring.

On January 29, 2020, Jack Simony, the Company’s Chief Investment Officer, notified the Company of his resignation, effective on February 7, 2020. Also on January 29, 2020, Imperial Finance and Trading, LLC, a wholly-owned subsidiary of Emergent, and Mr. Simony entered into an amendment (the “Amendment”) to the Retention Agreement dated as of November 12, 2019 (the “Simony Retention Agreement”). The Simony Retention Agreement provided for, among other things, a retention payment to Simony by the Company in the amount of $1,000,000, two-thirds of which has already been paid and the remaining one-third to be paid within three (3) business days of the closing of the current restructuring under consideration by the Company. Pursuant to the Amendment, the remaining one-third of the retention payment is accelerated and will be paid within seven (7) days of the date of the Amendment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits	EXHIBIT INDEX

Exhibit No.	Description
10.1	2010 Omnibus Incentive Plan Form Restricted Stock Award Agreement
10.2	Amendment dated January 29, 2020 to Retention Agreement between Imperial Finance and Trading, LLC and Jack Simony

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 29, 2020

EMERGENT CAPITAL, INC.
(Registrant)

By:	/s/ Miriam Martinez
Miriam Martinez
Chief Financial Officer